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Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

        We consent to the reference to our firm under the caption "Experts" and to the use of our report dated July 12, 2012, in Amendment No. 4 to the Registration Statement (Form F-1 No. 333-178658) and related Prospectus of Avast Software N.V. (formerly known as Avast Software B.V.).

/s/ Ernst & Young Ernst & Young Audit, s.r.o. Prague, Czech Republic
July 12, 2012

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  Exhibit 23.1